Exhibit 1.1

EXECUTION COPY

$500,000,000

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

5.000% Senior Notes due 2027

Underwriting Agreement

June 13, 2017

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

RBC Capital Markets, LLC

200 Vesey Street, 8th Floor

New York, New York 10281

As Representatives of the

several Underwriters listed

in Schedule 1 hereto

Ladies and Gentlemen:

American Equity Investment Life Holding Company, an Iowa corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), $500,000,000 aggregate principal amount of its 5.000% Senior Notes due 2027 (the “Securities”).  The Securities will be issued pursuant to an Indenture dated as of April 22, 2004 (the “Base Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended by a Supplemental Indenture to be dated as of June 16, 2017 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1.                                      Registration Statement.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-207077), including a prospectus, relating to the Securities.  Such registration statement, as amended from time to time, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities.  Any reference in this agreement (this “Agreement”) to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to June 13, 2017, the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): a Preliminary Prospectus dated June 13, 2017, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

The Company intends to use the proceeds of the offering of the Securities to (i) redeem all of its outstanding $400.0 million aggregate principal amount of 6.625% Notes due 2021 (the “2021 Notes”), (ii) prepay in full its $100.0 million term loan facility (the “Term Loan” and, together with the 2021 Notes, the “Existing Indebtedness”) under the Credit Agreement, dated as of September 30, 2016 (the “Credit Agreement”), among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto and (iii) to the extent any proceeds remain, for general corporate purposes (collectively, the “Transactions”).

2.                                      Purchase and Sale of the Securities.

(a)                                 The Company agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to 99.03% of the principal amount thereof plus accrued interest, if any, from June 16, 2017 to the Closing Date (as defined below).  The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)                                 The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Time of Sale Information.  The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

(c)                                  Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP at 10:00 A.M., New York City time, on June 16, 2017, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(d)                                 Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company.  The Global Note will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

(e)                                  The Company acknowledges and agrees that each Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person.  Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Representatives or any Underwriter of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Underwriter, as the case may be, and shall not be on behalf of the Company or any other person, as the case may be.

3.                                      Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter that:

(a)                                 Preliminary Prospectus.  No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in any Preliminary Prospectus.

(b)                                 Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in the Preliminary Prospectus, the Time of Sale Information or the Prospectus.  No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information, and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c)                                  Issuer Free Writing Prospectus.  The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto, including a Pricing Term Sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information and (v) any electronic road show or other written communications, in each case approved in writing in advance or used by the Representatives, including, without limitation, the road show and related materials first used by the Company on June 1, 2017.  Each such Issuer Free Writing Prospectus as of its issue date and at all subsequent times through the completion of the offering of Securities under this Agreement or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Preliminary Prospectus, the Time of Sale Information or the Prospectus and has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby). If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Preliminary Prospectus, the Time of Sale Information or the Prospectus, the Company

has promptly or will promptly notify the Representatives and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. Each such Issuer Free Writing Prospectus, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

(d)                                 Registration Statement and Prospectus.  The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company.  No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto, the Prospectus and any such amendment or supplement did not, and as of the Closing Date, the Prospectus will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(e)                                  Incorporated Documents.  The documents incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Information, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (and any amendment or supplement thereto) and the Time of Sale Information.

(f)                                   Financial Statements.  The financial statements and the related notes thereto included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby except as may be expressly stated in the related notes thereto, and the supporting schedules included or incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Information present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information fairly presents the information called for in all material respects and is prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(g)                                  No Material Adverse Change.  Since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, (i) there has not been any change in the capital stock (except for any issuances, repurchases or redemptions of capital stock related to the exercise of stock options) or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(h)                                 Organization and Good Standing.  The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement and the Securities (a “Material Adverse Effect”).  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

(i)                                     Capitalization.  The Company has an authorized capitalization as set forth in each of the Registration Statement and the Time of Sale Information; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (collectively, “Liens”), except (i) where the failure to be so authorized and issued, fully paid and non-assessable, owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim could not reasonably be expected to have a Material Adverse Effect and (ii) for Liens pursuant to the Term Loan, which will be fully repaid and terminated in the manner as described in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(j)                                    Due Authorization.  The Company has the power and authority to execute and deliver this Agreement, the Securities and the Indenture (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(k)                                 The Indenture.  The Indenture has been duly authorized by the Company and on the Closing Date will be duly executed and delivered by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and the Indenture will conform in all material respects to the requirements of the Trust Indenture Act.

(l)                                     The Securities.  The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(m)                             Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(n)                                 Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(o)                                 No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(p)                                 No Conflicts.  The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, (A) in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect and (B) in the case of clause (i) above after giving effect to the repayment and termination of the Existing Indebtedness.

(q)                                 No Consents Required.  No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for (i) the registration of the Securities under the Securities Act, (ii) the qualification of the Indenture under the Trust Indenture Act and (iii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. and under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

(r)                                    Legal Proceedings.  Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may be a party or to which any property, right or asset of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such Actions are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement or the Prospectus that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement and the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.

(s)                                   Independent Accountants.  KPMG LLP, who have audited certain financial statements (including the related notes thereto and supplemental schedules) of the Company and its subsidiaries, are an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(t)                                    Statutory Financial Statements.  The 2016 statutory annual statements of each of the Company’s U.S. subsidiaries which is regulated as an insurance company (collectively, the “Insurance Subsidiaries”) and the statutory balance sheets and income statements included in such statutory annual statements together with related schedules and notes, have been prepared, in all material respects, in conformity with statutory accounting principles or practices required or permitted by the appropriate insurance department of the jurisdiction of domicile of each such subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly, in all material respects, the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Insurance Subsidiaries for the periods covered thereby.

(u)                                 Title to Real and Personal Property.  The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)                                 Intellectual Property.  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, (i) the Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses; (ii) the Company and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim relating to Intellectual Property; and (iv) to the knowledge of the Company, the Intellectual Property of the Company and their subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(w)                               No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

(x)                                 Investment Company Act.  The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(y)                                 Taxes.  The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all material tax returns required to be paid or filed through the date hereof, except for any such tax that is currently being contested in good faith and with respect to which adequate reserves have been provided or where the failure to pay such taxes or file such returns would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; and except as otherwise disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(z)                                  Licenses and Permits.  The Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus and except for any such revocation, modification or non-renewal which would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization.

(aa)                          No Labor Disputes.  No labor disturbance by or dispute with employees of the Company or any of its subsidiaries which are likely to have a Material Adverse Effect exists or, to the knowledge of the Company, is threatened.  Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(bb)                          Certain Environmental Matters.  (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental

Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in each of the Time of Sale Information and the Prospectus, (x) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than any such proceeding as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (y) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company or its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(cc)                            Compliance with ERISA.  (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA (a “Pension Plan”), no Pension Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA), and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Pension Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur for any Pension Plan; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Pension Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Pension Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)                          Disclosure Controls.  The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.  The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ee)                            Accounting Controls.  The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.  The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information is prepared in accordance with the Commission’s rules and guidelines applicable thereto.  Except as disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no material weaknesses or significant deficiencies in the Company’s internal controls.

(ff)                              No Unlawful Payments.  Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit from corporate funds to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.  The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(gg)                            Compliance with Anti-Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh)                          No Conflicts with Sanctions Laws.  Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions.  Except as has been disclosed to the Underwriters or is not material to the analysis under any Sanctions, for the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ii)                                  Senior Indebtedness.  The Securities constitute “senior indebtedness” as such term is defined in any indenture or agreement governing any outstanding subordinated indebtedness of the Company.

(jj)                                No Restrictions on Subsidiaries.  No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except for (a) any such restrictions contained in the Existing Indebtedness or the Credit Agreement or (b) that will be permitted by the Indenture.

(kk)                          No Stabilization.  The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(ll)                                  Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(mm)                  Status under the Securities Act.  The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.

4.                                      Further Agreements of the Company.  The Company covenants and agrees with each Underwriter that:

(a)                                 Required Filings.  The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the Pricing Term Sheet referred to in Annex B hereto) to the extent required by Rule 433 under the Securities Act; and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b)                                 Delivery of Copies.  The Company will deliver, without charge, (i) to the Representatives, two copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

(c)                                  Amendments or Supplements; Issuer Free Writing Prospectuses.  Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d)                                 Notice to the Representatives.  The Company will advise the Representatives promptly, and, if required by the Representatives, confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Prospectus, any Time of Sale Information or any Issuer Free Writing Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, any of the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (viii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Time of Sale Information, Issuer Free Writing Prospectus or the Prospectus, or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)                                  Time of Sale Information.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)                                   Ongoing Compliance.  If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented including such documents to be incorporated by reference therein will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

(g)                                  Blue Sky Compliance.  The Company will qualify the Securities for offer and sale under (or obtain exemptions from the application of) the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications and exemptions in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)                                 Earning Statement.  The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(i)                                     Clear Market.  During the period from the date hereof through and including the Closing Date, the Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company and having a tenor of more than one year.

(j)                                    Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities as described in each of the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of proceeds.”

(k)                                 DTC.  The Company will assist the Underwriters in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)                                     No Stabilization.  The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(m)                             Record Retention.  The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

5.                                      Certain Agreements of the Underwriters.                        Each Underwriter hereby represents and agrees that:

(a)                                 It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).  Notwithstanding the foregoing, the Underwriters may use the Pricing Term Sheet referred to in Annex B hereto without the consent of the Company.

(b)                                 It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6.                                      Conditions of Underwriters’ Obligations.  The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)                                 Registration Compliance; No Stop Order.  No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)                                 Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(c)                                  No Downgrade.  Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d)                                 No Material Adverse Change.  No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e)                                  Officer’s Certificate.  The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company who has specific knowledge of the Company’s financial matters and is satisfactory to the Representatives (i) confirming that such officer has reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the knowledge of such officer, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

(f)                                   Comfort Letters.  On the date of this Agreement and on the Closing Date, KPMG LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g)                                  Opinion and 10b-5 Statement of Counsel for the Company.  Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, shall have (i) furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, and (ii) furnished to the Representatives, at the request of the Company, their 10b-5 Statement, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex C-1 hereto.

(h)                                 Opinion of the General Counsel.  Renee D. Montz, Executive Vice President and General Counsel of the Company and its subsidiaries, shall have furnished to the Representatives, at the request of the Company, her written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex C-2 hereto.

(i)                                     Opinion and 10b-5 Statement of Counsel for the Underwriters.  The Representatives shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Underwriters, of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j)                                    No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(k)                                 Good Standing.  The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company in the State of Iowa in writing or any standard form of telecommunication, from the appropriate governmental authorities of the State of Iowa.

(l)                                     DTC.  The Securities shall be eligible for clearance and settlement through DTC.

(m)                             Indenture and Securities.  The Indenture shall have been duly executed and delivered by a duly authorized officer of the Company and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

(n)                                 Transactions.  Concurrently with or prior to the Closing Date, (i) the Company shall have repaid in full all principal, accrued and unpaid interest, premium, if any, fees and other amounts outstanding under the Term Loan, and the Term Loan shall have been terminated and all Liens thereunder shall have been released or arrangements reasonably satisfactory to the administrative agent shall have been made for their termination and release substantially contemporaneously with the termination of the Term Loan and (ii) the Company shall have issued an irrevocable notice of redemption with respect to the entire outstanding principal amount of the 2021 Notes in accordance with the applicable indenture.

(o)                                 Additional Documents.  On or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.                                      Indemnification and Contribution.

(a)                                 Indemnification of the Underwriters.  The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein.

(b)                                 Indemnification of the Company.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Prospectus and the Prospectus:  the third paragraph, the third and fourth sentences of the sixth paragraph and the seventh paragraph under the heading “Underwriting (conflicts of interest).”

(c)                                  Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities LLC and RBC Capital Markets, LLC, and any such separate firm for the Company, its directors and officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                 Contribution.  If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities.  The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  Limitation on Liability.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, expenses and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)                                   Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.                                      Effectiveness of Agreement.  This Agreement shall become effective as of the date first written above.

9.                                      Termination.  This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

10.                               Defaulting Underwriter.

(a)                                 If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Time of Sale Information and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Time of Sale Information and the Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b)                                 If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)                                  If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)                                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11.                               Payment of Expenses.

(a)                                 Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the Financial Industry Regulatory Authority, and the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors. Except as provided in the preceding sentence and in Sections 7 and 11(b), the Underwriters shall pay their own expenses, including the fees and expenses of their counsel.

(b)                                 If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

12.                               Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13.                               Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

14.                               Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

15.                               Compliance with USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

16.                               Miscellaneous.

(a)                                 Authority of the Representatives.  Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities LLC and RBC Capital Markets, LLC on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities LLC and RBC Capital Markets, LLC shall be binding upon the Underwriters.

(b)                                 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-834-6081); Attention: Investment Grade Syndicate Desk; and c/o RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281 (fax: 212-658-6137); Attention: DCM Transaction Management.  Notices to the Company shall be given to it at American Equity Investment Life Holding Company, 6000 Westown Parkway, West Des Moines, Iowa 50766 (fax: 515-221-0744); Attention: General Counsel.

(c)                                  Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)                                 Submission to Jurisdiction.  The Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Company waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts.  The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which Company is subject by a suit upon such judgment.

(e)                                  Waiver of Jury Trial.  Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)                                   Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g)                                  Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)                                 Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

		By:	/s/ Ted M. Johnson
Title: Chief Financial Officer and Treasurer

Accepted: As of the date first written above

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

J.P. MORGAN SECURITIES LLC

By:	/s/ Som Bhattacharyya
Authorized Signatory

RBC CAPITAL MARKETS, LLC

By:	/s/ Scott G. Primrose
Authorized Signatory

Schedule 1

Underwriter	Principal Amount

J.P. Morgan Securities LLC	$225,000,000
RBC Capital Markets, LLC	$150,000,000
SunTrust Robinson Humphrey, Inc.	$75,000,000
Citigroup Global Markets Inc.	$50,000,000

Total	$500,000,000

Annex A

Time of Sale Information

•                  Pricing Term Sheet, dated June 13, 2017, substantially in the form of Annex B.

Annex B

Pricing Term Sheet	Filed pursuant to Rule 433
Dated June 13, 2017	Issuer Free Writing Prospectus supplementing the Preliminary Prospectus Supplement dated June 13, 2017 and the
Prospectus dated September 22, 2015
Registration No. 333-207077

American Equity Investment Life Holding Company
Pricing Term Sheet

$500,000,000 5.000% Senior Notes due 2027

This term sheet to the preliminary prospectus supplement, dated June 13, 2017 (the “Preliminary Prospectus Supplement”), should be read together with the Preliminary Prospectus Supplement before making a decision in connection with an investment in the securities. The information in this term sheet supersedes the information contained in the Preliminary Prospectus Supplement to the extent that it is inconsistent therewith. Terms used but not defined herein have the meaning ascribed to them in the Preliminary Prospectus Supplement.

Issuer:	American Equity Investment Life Holding Company (the “Issuer”)

Distribution:	SEC registered

Security description:	5.000% Senior Notes due 2027 (the “Notes”)

Aggregate principal amount:	$500,000,000

Gross proceeds:	$499,650,000

Net proceeds (before expenses):	$495,150,000

Maturity:	June 15, 2027

Coupon:	5.000%, subject to adjustment as described in the Preliminary Prospectus Supplement

Offering price:	99.930% of principal amount

Yield to maturity:	5.009%

Spread to benchmark treasury:	+280 bps

Benchmark treasury:	UST 2.375% due May 15, 2027

Benchmark treasury yield:	2.209%

Expected ratings*:	BBB- (S&P) / BB+ (Fitch) / bbb- (AM Best)

Interest payment dates:	Semi-annually on each June 15 and December 15, commencing December 15, 2017

Optional redemption:	Prior to March 15, 2027 (three months prior to the maturity date of the Notes), the Issuer may redeem the Notes, at the Issuer’s option,

at any time in whole or from time to time in part at a price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, plus a “make-whole” amount calculated at the applicable Treasury Rate plus 45 basis points

On or after March 15, 2027 (three months prior to the maturity date of the Notes), the Issuer may redeem the Notes, at the Issuer’s option, at any time in whole or from time to time in part at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest

Change of control triggering event:	Putable at 101% of principal amount thereof, plus accrued and unpaid interest

Trade date:	June 13, 2017

Settlement:	T+3 (June 16, 2017)

CUSIP:	025676AM9

ISIN:	US025676AM95

Denominations/multiple:	$2,000/$1,000

Joint book-running managers:	J.P. Morgan Securities LLC
RBC Capital Markets, LLC
SunTrust Robinson Humphrey, Inc.
Citigroup Global Markets Inc.

Trustee:	U.S. Bank National Association

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus supplement and accompanying prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus supplement and the accompanying prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you to the prospectus supplement and accompanying prospectus if you request it by calling J.P. Morgan Securities LLC collect at 1-212-834-4533 or RBC Capital Markets, LLC toll-free at 1-866-375-6829.

Annex C-1

Form of Opinion of Counsel for the Company

June [•], 2017

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

RBC Capital Markets, LLC
200 Vesey Street, 8th Floor
New York, New York 10281

as Representatives of the several Underwriters

Re:               American Equity Investment Life Holding Company [•]% Notes due 2027

Ladies and Gentlemen:

We have acted as special counsel to American Equity Investment Life Holding Company, an Iowa corporation (the “Company” or “Our Client”), in connection with the Underwriting Agreement, dated June [•], 2017 (the “Underwriting Agreement”), between you, as representatives of the several Underwriters named therein (the “Underwriters”) and the Company, relating to the sale by the Company to the Underwriters of $500,000,000 aggregate principal amount of the Company’s [•]% Senior Notes due 2027 (the “Securities”) to be issued under the Amended and Restated Indenture, dated as of April 22, 2004 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended by a Supplemental Indenture, dated as of June 13, 2017 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

This opinion is being furnished to you pursuant to Section 6(g)of the Underwriting Agreement. Neither the delivery of this opinion nor anything in connection with the preparation, execution or delivery of the Transaction Agreements (as defined below) or the transactions contemplated thereby is intended to create or shall create an attorney-client relationship with you or any other party except Our Client.

In rendering the opinions stated herein, we have examined and relied upon the following:

(a)           the registration statement on Form S-3 (File No. 333-207077) of the Company relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) on September 22, 2015 under the Securities Act of

1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement, including the Incorporated Documents (as defined below), being hereinafter referred to as the “Registration Statement”);

(b)           the prospectus, dated September 22, 2015 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement;

(c)           the preliminary prospectus supplement, dated June 13, 2017 (together with the Base Prospectus and the Incorporated Documents, the “Preliminary Prospectus”), relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(d)           the prospectus supplement, dated June 13, 2017 (together with the Base Prospectus and the Incorporated Documents, the “Prospectus”), relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(e)           the documents described on Schedule I hereto filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Prospectus or Preliminary Prospectus, as the case may be, as of the date hereof (collectively, the “Incorporated Documents”);

(f)            an executed copy of the Underwriting Agreement;

(g)           the global certificate evidencing the Securities (the “Note Certificate”) in the form delivered by the Company to the Trustee for authentication and delivery;

(h)           an executed copy of the Indenture;

(i)            an executed copy of a certificate of Renee D. Montz, Executive Vice President, General Counsel and Corporate Secretary of the Company, dated the date hereof, a copy of which is attached as Exhibit A hereto (the “Officer’s Certificate”);

(j)            an executed copy of a certificate of Renee D. Montz, Corporate Secretary of the Company, dated the date hereof (the “Secretary’s Certificate”); and

(k)           the Scheduled Contracts (as defined below).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions stated below.

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In our examination, we have assumed the genuineness of all signatures, including endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  As to any facts relevant to the opinions stated herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials, including the facts and conclusions set forth in the Officer’s Certificate, the Secretary’s Certificate and the factual representations and warranties contained in the Transaction Agreements.

We do not express any opinion with respect to the laws of any jurisdiction other than (i) the laws of the State of New York and (ii) the federal laws of the United States of America.

The Underwriting Agreement, Note Certificate and Indenture are referred to herein collectively as the “Transaction Agreements.”  As used herein:  “Scheduled Contracts” means those agreements or instruments described on Schedule II hereto, and “Scheduled Orders” means those orders or decrees described on Schedule III hereto.  “General Disclosure Package” means the Preliminary Prospectus as amended and supplemented by the documents identified on Schedule IV hereto.

Based upon the foregoing and subject to the qualifications and assumptions stated herein, we are of the opinion that:

1.             Each of the Underwriting Agreement and the Indenture has been duly executed and delivered by the Company, to the extent such execution and delivery are governed by the laws of the State of New York.

2.             The Indenture constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms under the laws of the State of New York.

3.             Neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the issuance and sale of the Securities contemplated thereby: (i) constitutes a violation of, or a default under, any Scheduled Contract, (ii) contravenes any Scheduled Order, or (iii) violates any law, rule or regulation of the State of New York or the United States of America.

4.             Neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the issuance and sale of the Securities contemplated thereby requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

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5.             The Note Certificate has been duly executed by the Company, to the extent such execution is governed by the laws of the State of New York, and when duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Underwriting Agreement and the Indenture, will constitute a valid and binding obligation of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with its terms under the laws of the State of New York.

6.             The statements in the Prospectus and the General Disclosure Package under the captions “Description of Debt Securities” and “Description of the notes” insofar as such statements purport to summarize certain provisions of the Indenture and the Note Certificate, fairly summarize such provisions in all material respects.

7.             The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

The opinions stated herein are subject to the following qualifications:

(a)           the opinions stated herein are limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

(b)           except to the extent expressly stated in the opinions contained herein, we do not express any opinion with respect to the effect on the opinions stated herein of (i) the compliance or non-compliance of any party to any of the Transaction Agreements with any laws, rules or regulations applicable to such party or (ii) the legal status or legal capacity of any party to any of the Transaction Agreements;

(c)           except to the extent expressly stated in the opinions contained herein, we do not express any opinion with respect to any law, rule or regulation that is applicable to any party to any of the Transaction Agreements or the transactions contemplated thereby solely because such law, rule or regulation is part of a regulatory regime applicable to any such party or any of its affiliates as a result of the specific assets or business operations of such party or such affiliates;

(d)           except to the extent expressly stated in the opinions contained herein, we do not express any opinion with respect to any securities, antifraud, derivatives or commodities laws, rules or regulations or Regulations T, U or X of the Board of Governors of the Federal Reserve System;

(e)           except to the extent expressly stated in the opinions contained herein, we have assumed that each of the Transaction Agreements constitutes the valid and binding obligation of

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each party to such Transaction Agreement, enforceable against such party in accordance with its terms;

(f)            except to the extent expressly stated in the opinions contained herein, the opinions stated herein are limited to the agreements specifically identified in the opinions contained herein without regard to any agreement or other document referenced in such agreement (including agreements or other documents incorporated by reference or attached or annexed thereto);

(g)           we do not express any opinion whether the execution or delivery of any Transaction Agreement by the Company, or the performance by the Company of its obligations under any Transaction Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries;

(h)           we call to your attention that certain of the Scheduled Contracts are governed by laws other than those with respect to which we express our opinion and the opinions expressed herein are based solely upon our understanding of the plain meaning of the language contained in such Scheduled Contracts under the laws of the State of New York. We do not assume any responsibility for any interpretation thereof inconsistent with such understanding and we have not consulted attorneys admitted in any other jurisdiction (including any jurisdiction where we or our affiliated firms have offices);

(i)            we do not express any opinion with respect to the enforceability of any provision contained in any Transaction Agreement relating to any indemnification, contribution, exculpation, release or waiver that may be contrary to public policy or violative of federal or state securities laws, rules or regulations;

(j)            we do not express any opinion with respect to the enforceability of any provision contained in any Transaction Agreement purporting to prohibit, restrict or condition the assignment of rights under such Transaction Agreement to the extent that such prohibition, restriction or condition on assignability is ineffective pursuant to the Uniform Commercial Code;

(k)           we do not express any opinion with respect to the enforceability of any provision contained in any Transaction Agreement to the extent any such provision purports to, or has the effect of, waiving any statute of limitations;

(l)            we call to your attention that irrespective of the agreement of the parties to any Transaction Agreement, a court may decline to hear a case on grounds of forum non conveniens or other doctrine limiting the availability of such court as a forum for resolution of disputes; in addition, we call to your attention that we do not express any opinion with respect to the subject matter jurisdiction of the federal courts of the United States of America in any action arising out of or relating to any Transaction Agreement; and

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(m)          to the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions contained in any Transaction Agreement, the opinions stated herein are subject to the qualification that such enforceability may be subject to, in each case, (i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity and constitutionality.

In addition, in rendering the foregoing opinions we have assumed that:

(a)           the Company (i) is duly incorporated and is validly existing and in good standing, (ii) has requisite legal status and legal capacity under the laws of the jurisdiction of its organization and (iii) has complied and will comply with all aspects of the laws of the jurisdiction of its organization in connection with the transactions contemplated by, and the performance of its obligations under, the Transaction Agreements;

(b)           the Company has the corporate power and authority to execute, deliver and perform all its obligations under each of the Transaction Agreements;

(c)           except to the extent expressly stated in the opinions contained herein, each of the Transaction Agreements has been duly authorized, executed and delivered by all requisite corporate action on the part of the Company;

(d)           except to the extent expressly stated in the opinions contained herein with respect to the Company, neither the execution and delivery by the Company of the Transaction Agreements nor the performance by the Company of its obligations under each of the Transaction Agreements: (i) conflicts or will conflict with the articles of incorporation or by-laws of the Company, (ii) constitutes or will constitute a violation of, or a default under, any lease, indenture, instrument or other agreement to which the Company or its property is subject, (iii) contravenes or will contravene any order or decree of any governmental authority to which the Company or its property is subject, or (iv) violates or will violate any law, rule or regulation to which the Company or its property is subject;

(e)           except to the extent expressly stated in the opinions contained herein with respect to the Company, neither the execution and delivery by the Company of the Transaction Agreements nor the enforceability of each of the Transaction Agreements against the Company requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of any jurisdiction; and

(f)            in rendering the opinion set forth in paragraph 5 above, we have assumed that the Trustee’s certificates of authentication of the Note Certificate will have been manually signed by one of the Trustee’s authorized officers and that the Note Certificate conforms to the specimen thereof examined by us.

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This opinion is furnished only to you as representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement.  Without our prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert the rights of an Underwriter in respect of this opinion (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

SG

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Schedule I

Incorporated Documents

1.                                      The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 27, 2017, including the information incorporated by reference therein from the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 19, 2017.

2.                                      The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed on May 9, 2017.

3.                                      The Company’s Current Report on Form 8-K, dated January 10, 2017, filed on January 11, 2017.

4.                                      The Company’s Current Report on Form 8-K, dated March 28, 2017, filed on March 29, 2017.

5.                                      The Company’s Current Report on Form 8-K, dated April 17, 2017, filed on April 17, 2017.

6.                                      The Company’s Current Report on Form 8-K, dated April 18, 2017, filed on April 19, 2017.

7.                                      The Company’s Current Report on Form 8-K, dated June 1, 2017, filed on June 5, 2017.

Schedule II

Scheduled Contracts

1.                                      Indenture dated October 29, 1999 between American Equity Investment Life Holding Company and Wilmington Trust Company (as successor in interest to West Des Moines State Bank), as trustee.

2.                                      Trust Preferred Securities Guarantee Agreement dated October 29, 1999 between American Equity Investment Life Holding Company and Wilmington Trust Company (as successor in interest to West Des Moines State Bank), as trustee.

3.                                      Trust Common Securities Guarantee Agreement dated October 29, 1999 between American Equity Investment Life Holding Company and West Des Moines State Bank, as trustee.

4.                                      Instruments of Resignation, Appointment and Acceptance, effective September 12, 2006, among American Equity Investment Life Holding Company, Wilmington Trust Company, West Des Moines State Bank and Delaware Trust Company, National Association (formerly known as First Union Trust Company, National Association).

5.                                      Indenture dated December 16, 2003, between American Equity Investment Life Holding Company and Wilmington Trust Company, as trustee.

6.                                      Guarantee Agreement dated December 16, 2003, between American Equity Investment Life Holding Company and Wilmington Trust Company, as trustee.

7.                                      Indenture dated April 29, 2004, between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

8.                                      Guarantee Agreement dated April 29, 2004, between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

9.                                      Indenture dated September 14, 2004, between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

10.                               Guarantee Agreement dated September 14, 2004, between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

11.                               Indenture dated December 22, 2004, between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

12.                               Guarantee Agreement dated December 22, 2004, between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

13.                               Indenture dated June 15, 2005 between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

14.                               Guarantee Agreement dated June 15, 2005 between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

15.                               Indenture dated August 4, 2005 between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

16.                               Guarantee Agreement dated August 4, 2005 between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

17.                               Indenture dated December 15, 2005 between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

18.                               Guarantee Agreement dated December 15, 2005 between American Equity Investment Life Holding Company and JP Morgan Chase Bank, National Association, as trustee.

19.                               Amended and Restated Indenture dated July 7, 2006 between American Equity Investment Life Holding Company and Wells Fargo Bank, National Association, as trustee.

20.                               Amended and Restated Guarantee Agreement dated July 7, 2006 between American Equity Investment Life Holding Company and Wells Fargo Delaware Trust Company, as trustee.

21.                               Senior Amended and Restated Indenture, dated as of April 22, 2004, between American Equity Investment Life Holding Company and U.S. Bank National Association, as trustee.

22.                               First Supplemental Indenture, dated July 17, 2013, among American Equity Investment Life Holding Company, U.S. Bank National Association, and Wells Fargo Bank, National Association, as trustee.

23.                               Second Supplemental Indenture, dated as of July 17, 2013, between American Equity Investment Life Holding Company and Wells Fargo Bank, National Association, as trustee.

24.                               Coinsurance Agreement effective July 1, 2009, between American Equity Investment Life Insurance Company and Athene Life Re Ltd (Treaty #070109).

25.                               Coinsurance Agreement effective July 1, 2009, between American Equity Investment Life Insurance Company and Athene Life Re Ltd (Treaty #08042009).

26.                               Credit Agreement dated September 30, 2016 among American Equity Life Investment Holding Company, JP Morgan Chase Bank, National Association, SunTrust Bank, and Citibank, National Association and Royal Bank of Canada.

27.                               Confirmation, dated August 6, 2015, by and between American Equity Life Investment Holding Company and RBC Capital Markets, LLC, as agent for Royal Bank of Canada.

28.                               Confirmation, dated August 11, 2015, by and between American Equity Life Investment Holding Company and RBC Capital Markets, LLC, as agent for Royal Bank of Canada.

Schedule III

Scheduled Orders

1.                                      None.

Schedule IV

1.                                      Final Term Sheet, being Annex B to the Underwriting Agreement, dated June 13, 2017, as filed by the Company with the Commission on June 13, 2017.

Exhibit A

Officer’s Certificate

June [•], 2017

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

RBC Capital Markets, LLC
200 Vesey Street, 8th Floor
New York, New York 10281

as Representatives of the several Underwriters

Re:               American Equity Investment Life Holding Company [•]% Notes due 2027

Ladies and Gentlemen:

We have acted as special counsel to American Equity Investment Life Holding Company, an Iowa corporation (the “Company” or “Our Client”), in connection with the Underwriting Agreement, dated June [•], 2017 (the “Underwriting Agreement”), between you, as representatives of the several Underwriters named therein (the “Underwriters”) and the Company, relating to the sale by the Company to the Underwriters of $500,000,000 aggregate principal amount of the Company’s [•]% Senior Notes due 2027 (the “Securities”) to be issued under the Amended and Restated Indenture, dated as of April 22, 2004 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended by a Supplemental Indenture, dated as of June 13, 2017 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

This letter is being furnished to you pursuant to Section 6(g) of the Underwriting Agreement.  Neither the delivery of this letter nor anything in connection with the preparation, execution or delivery of the Underwriting Agreement or the agreements contemplated thereby is intended to create or shall create an attorney-client relationship with you or any other party except Our Client.

In the above capacity, we have reviewed the registration statement on Form S-3 (File No. 333-207077) of the Company relating to the Securities and other securities of the Company filed on September 22, 2015 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including the Incorporated Documents (as defined below) and the information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement being hereinafter referred to as the “Registration Statement”), and (i) the prospectus, dated September 22, 2015 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement, (ii) the preliminary prospectus supplement, dated June 13, 2017 (together with the Base Prospectus and the Incorporated Documents, the “Preliminary Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and (iii) the prospectus supplement, dated June 13, 2017 (the “Prospectus Supplement” and, together with the Base Prospectus and the Incorporated Documents, the “Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations.  We also have reviewed the documents identified on Schedule I hereto filed by the Company pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Prospectus or the Preliminary Prospectus, as the case may be, as of the date hereof (collectively, the “Incorporated Documents”), the “issuer free writing prospectus” (as defined in Rule 433(h)(1) of the Rules and Regulations) identified on Schedule II hereto relating to the Securities and such other documents as we deemed appropriate.  Assuming the accuracy of the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the Rules and Regulations and, pursuant to Section 309 of the Trust Indenture Act of 1939, the Indenture has been qualified under the Trust Indenture Act of 1939, and to our knowledge, based solely upon our review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued.

In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent registered public accountants of the Company and representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus, the Disclosure Package (as defined below) and related matters were discussed.  We did not participate in the preparation of the Incorporated Documents but have, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company.  We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus or the Disclosure Package and have made no independent check or verification thereof (except to the limited extent referred to (i) in paragraph 6 of our opinion to you dated the date hereof and (ii) in our tax opinion to you dated the date hereof).

On the basis of the foregoing, (i) the Registration Statement, at the Effective Time (as defined below) and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Statement of Eligibility on Form T-1 (the “Form T-1”)) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ report on the effectiveness of the Company’s internal controls over financial reporting, or the statements contained in the exhibits to the Registration Statement, including the Form T-1).  In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Disclosure Package, as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ report on the effectiveness of the Company’s internal controls over financial reporting, or the statements contained in the exhibits to the Registration Statement, including the Form T-1, to the extent included or incorporated by reference therein).

As used herein, (i) “Effective Time” means the time of effectiveness of the Registration Statement for purposes of Section 11 of the Securities Act, as such section applies to the Underwriters, (ii) “Applicable Time” means [•] (Eastern time) on June 13, 2017 and (iii) “Disclosure Package” means the Preliminary Prospectus as amended and supplemented by the documents identified on Schedule II hereto.

This letter is furnished only to you as representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement.  Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert the rights of an Underwriter in respect of this letter (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

SG

Schedule I

Incorporated Documents

1.                                      The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 27, 2017, including the information incorporated by reference therein from the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 19, 2017.

2.                                      The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed on May 9, 2017.

3.                                      The Company’s Current Report on Form 8-K, dated January 10, 2017, filed on January 11, 2017.

4.                                      The Company’s Current Report on Form 8-K, dated March 28, 2017, filed on March 29, 2017.

5.                                      The Company’s Current Report on Form 8-K, dated April 17, 2017, filed on April 17, 2017.

6.                                      The Company’s Current Report on Form 8-K, dated April 18, 2017, filed on April 19, 2017.

7.                                      The Company’s Current Report on Form 8-K, dated June 1, 2017, filed on June 5, 2017.

Schedule II

Free Writing Prospectus

1.                                      Final Term Sheet, being Annex B to the Underwriting Agreement, dated June 13, 2017, as filed by the Company with the Commission on June 13, 2017.

Annex C-2

Form of Opinion of General Counsel for the Company

June [•], 2017

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

RBC Capital Markets, LLC
200 Vesey Street, 8th Floor
New York, New York 10281

as Representatives of the several Underwriters

Re:          American Equity Investment Life Holding Company [•]% Notes due 2027

Ladies and Gentlemen:

I am the Executive Vice President, General Counsel and Corporate Secretary of American Equity Investment Life Holding Company, an Iowa corporation (the “Company”), and I am delivering this opinion in connection with (i) the Underwriting Agreement, dated June 13, 2017 (the “Underwriting Agreement”), among J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several Underwriters named therein (the “Underwriters”), and the Company relating to the sale by the Company to the Underwriters of $500,000,000 aggregate principal amount of the Company’s [•]% Senior Notes due 2027 (the “Securities”) to be issued under the Amended and Restated Indenture, dated as of April 22, 2004 (the “Base Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), as amended by a Supplemental Indenture, dated as of June [•], 2017 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

This opinion is being furnished to you pursuant to Section 6(h) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

In rendering the opinions set forth herein, I have examined and relied on originals or copies of the following:

(a)         the registration statement on Form S-3 (File No. 333-207077) of the Company relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) on September 22, 2015 under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement, including the

Incorporated Documents (as defined below) being hereinafter referred to as the “Registration Statement”);

(b)         the prospectus, dated September 22, 2015 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement;

(c)          the preliminary prospectus supplement, dated June 13, 2017 (together with the Base Prospectus and the Incorporated Documents, the “Preliminary Prospectus”), relating to the offering of the Securities, in the form filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(d)         the prospectus supplement, dated June 13, 2017 (the “Prospectus Supplement” and, together with the Base Prospectus and the Incorporated Documents, the “Prospectus”), relating to the offering of the Securities, in the form filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(e)          the “issuer free writing prospectus” (as defined in Rule 433(h)(1) of the Rules and Regulations) identified on Schedule I hereto relating to the Securities (the “issuer free writing prospectus”);

(f)           the documents described on Schedule II hereto filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Prospectus or Preliminary Prospectus, as the case may be, as of the date hereof (collectively, the “Incorporated Documents”);

(g)          an executed copy of the Underwriting Agreement;

(h)         the global certificate evidencing the Securities (the “Note Certificate”) in the form delivered by the Company to the Trustee for authentication and delivery;

(i)             an executed copy of the Indenture;

(j)            the Articles of Incorporation of the Company, as amended, as certified by the Secretary of State of the State of Iowa (the “Articles of Incorporation of the Company”);

(k)         the Third Amended and Restated Bylaws of the Company (the “Bylaws of the Company”);

(l)             resolutions of the Board of Directors of the Company, adopted on September 2, 2015 and June 1, 2017;

(m)     the Articles of Incorporation of American Equity Investment Life Insurance Company, an Iowa corporation (“American Equity Life”), as certified by the Secretary of State of the State of Iowa (the “Articles of Incorporation of American Equity Life”);

(n)         the Restated Bylaws of American Equity Life (the “Bylaws of American Equity Life”);

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(o)         the Certificate of Incorporation of American Equity Investment Life Insurance Company of New York, a New York corporation (“American Equity Life of New York”), as certified by the Secretary of State of the State of New York (the “Certificate of Incorporation of American Equity Life of New York”);

(p)         the Bylaws of American Equity Life of New York (the “Bylaws of American Equity Life of New York”);

(q)         the Articles of Incorporation of Eagle Life Insurance Company, an Iowa corporation (“Eagle Life”), as certified by the Secretary of State of the State of Iowa (the “Articles of Incorporation of Eagle Life”);

(r)            the Bylaws of Eagle Life;

(s)           copies of each of the Company’s Applicable Contracts (defined below);

(t)            a certificate, dated June 2, 2017, from the Secretary of State of the State of Iowa, as to the Company’s existence and good standing in the State of Iowa (the “Company Certificate”), and a bringdown verification thereof, dated June [•], 2017;

(u)         a certificate, dated June 2, 2017, from the Secretary of State of the State of Iowa, as to American Equity Life’s existence and good standing in the State of Iowa (the “Life SOS Certificate”), and a bringdown verification thereof, dated June [•], 2017;

(v)         a certificate, dated June 7, 2017, from the Insurance Division of the State of Iowa, as to American Equity Life’s due authorization to transact the business of life and annuities insurance in the State of Iowa (the “Life Insurance Certificate”), and a bringdown verification thereof, dated June [•], 2017;

(w)       a certificate, dated June 5, 2017, from the Department of Financial Services of the State of New York, as to American Equity Life of New York’s due authorization to transact the business of life and annuities insurance and good standing in the State of New York (the “New York Certificate”), and a bringdown verification thereof, dated June [•], 2017;

(x)         a certificate, dated June 2, 2017, from the Secretary of State of the State of Iowa, as to Eagle Life’s existence and good standing in the State of Iowa (the “Eagle SOS Certificate”), and a bringdown verification thereof dated [•], 2017; and

(y)         a certificate, dated June 7, 2017, from the Insurance Division of the State of Iowa, as to Eagle Life’s due authorization to transact the business of life and annuities insurance in the State of Iowa (the “Eagle Insurance Certificate”), and a bringdown verification thereof, dated June [•], 2017.

I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Company and the Significant Subsidiaries (as defined below) and such agreements, certificates and receipts of public officials, certificates of officers or other

3

representatives of the Company and the Significant Subsidiaries and others, and such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

In my examination, I have assumed the legal capacity and competency of all natural persons, the genuineness of all signatures, including endorsements, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. In making my examination of executed documents, except to the extent expressly stated in the opinions contained herein, I have assumed that each of the Transaction Agreements (as defined below) constitutes the valid and binding obligation of each party to such Transaction Agreement, enforceable against such party in accordance with its terms. As to any facts relevant to the opinions stated herein that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company and the Significant Subsidiaries and others and of public officials.

The Underwriting Agreement, the Note Certificate and the Indenture are referred to herein collectively as the “Transaction Agreements.” As used herein, (i) “Applicable Contracts” means those indentures or other material agreements or instruments known to me and to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of their respective properties or assets are subject; (ii) “Applicable Law” means those laws, rules and regulations of the State of Iowa, including the insurance laws, rules and regulations of the State of Iowa, that, in my experience, are normally applicable to transactions of the type contemplated by the Transaction Agreements (other than state securities or blue sky laws and antifraud laws), but without my having made any special investigation as to the applicability of any specific law, rule or regulation; (iii) “Applicable Order” means those judgments, orders or decrees known to me to be applicable to the Company; (iv) “Organizational Documents” means the Articles of Incorporation of the Company, the Bylaws of the Company, the Articles of Incorporation of American Equity Life, the Bylaws of American Equity Life, the Certificate of Incorporation of American Equity Life of New York, the Bylaws of American Equity Life of New York, the Articles of Incorporation of Eagle Life and the Bylaws of Eagle Life; (v) “Disclosure Package” means the Preliminary Prospectus as amended and supplemented by the issuer free writing prospectus; and (vi) “Significant Subsidiaries” means American Equity Life, American Equity Life of New York and Eagle Life.

The opinions set forth below are subject to the following further qualifications, assumptions and limitations:

(a)           the opinion set forth in paragraph 1 below with respect to the valid existence and good standing of the Company is based solely upon the Company Certificate;

(b)           the opinion set forth in paragraph 3 below with respect to the valid existence and good standing of American Equity Life is based solely upon the Life SOS Certificate and Life Insurance Certificate;

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(c)           the opinion set forth in paragraph 4 below with respect to the valid existence and good standing of Eagle Life is based solely upon the Eagle SOS Certificate and Eagle Insurance Certificate;

(d)           I do not express any opinion as to the effect of the opinions expressed herein on (i) the compliance or noncompliance of any party to the Underwriting Agreement (other than with respect to the Company to the extent necessary to render the opinions set forth herein) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any party (other than with respect to the Company and the Significant Subsidiaries to the extent necessary to render the opinions set forth herein);

(e)           in rendering the opinion set forth in paragraph 10 below, I have not made any inquiries or investigations (other than to attorneys at the Company as I deemed appropriate) or any search of the public docket records of any court, governmental agency or body or administrative agency; and

(f)            I note that certain of the Applicable Contracts are governed by laws other than the Applicable Laws; my opinions expressed herein related to such contracts are based solely upon my understanding of the plain language of such agreement or instrument, and I do not express any opinion with respect to the validity, binding nature or enforceability of any such agreement or instrument, and I do not assume any responsibility with respect to the effect on the opinions or statements set forth herein of any interpretation thereof inconsistent with such understanding.

I am admitted to the practice of law in the State of Iowa, and I do not express any opinion as to any laws other than Applicable Laws. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, I have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

1.             The Company is duly incorporated and is validly existing and in good standing under the laws of the State of Iowa.

2.             The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

3.             American Equity Life is duly incorporated and is validly existing and in good standing under the laws of the State of Iowa. American Equity Life has the corporate power and authority to own, lease and operate its properties and to conduct its business, except where the

5

failure to have such power and authority would not reasonably be expected to have a Material Adverse Effect.

4.             Eagle Life is duly incorporated and is validly existing and in good standing under the laws of the State of Iowa. Eagle Life has the corporate power and authority to own, lease and operate its properties and to conduct its business, except where the failure to have such power and authority would not reasonably be expected to have a Material Adverse Effect.

5.             Each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

6.             The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Disclosure Package and to execute, deliver and perform all of its obligations under each of the Transaction Agreements under the Iowa Business Corporation Act.

7.             Each of the Transaction Agreements has been duly authorized, executed and delivered by all requisite corporate action on the part of the Company.

8.             Neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities by the Company will: (i) conflict with the Organizational Documents; (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract (except for any such violation, breach or default that would not, individually or in the aggregate, have a Material Adverse Effect); or (iii) violate or conflict with or result in any contravention of any Applicable Law or any Applicable Order.

9.             No consent, approval, authorization or other order of, or registration or filing with, any Iowa State court or arbitrator or Iowa State governmental or regulatory authority having jurisdiction over the Company or any subsidiary or any of their properties is required for the Company’s execution, delivery and performance of the Transaction Agreements or consummation of the transactions contemplated thereby, including the issuance and sale of the Securities by the Company, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act and such as may be required by applicable state securities or blue sky laws.

10.          To my knowledge, (i) there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of its or their property is subject that are required to be disclosed in the Prospectus and the Disclosure Package pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed, and (ii) there are no legal or governmental proceedings threatened to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject that are not disclosed in the Prospectus and the Disclosure Package and, if determined

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adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect.

Whenever an opinion herein is qualified by the phrase “to my knowledge” or a similar phrase, it is intended to indicate that I do not have actual knowledge of the inaccuracy of such opinion, after consultation with such other attorneys at the Company as I have deemed appropriate.

This opinion is furnished only to you as representatives of the Underwriters and is solely for the benefit of the Underwriters in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without my prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert your rights in respect of this opinion (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Renee D. Montz

Executive Vice President, General Counsel and Corporate Secretary

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Schedule I

Issuer Free Writing Prospectus

1.             Final Term Sheet, being Annex B to the Underwriting Agreement, dated June 13, 2017, as filed by the Company with the Commission on June 13, 2017.

Schedule II

Incorporated Documents

1.             The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 27, 2017, including the information incorporated by reference therein from the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 19, 2017.

2.             The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed on May 9, 2017.

3.             The Company’s Current Report on Form 8-K, dated January 10, 2017, filed on January 11, 2017.

4.             The Company’s Current Report on Form 8-K, dated March 28, 2017, filed on March 29, 2017.

5.             The Company’s Current Report on Form 8-K, dated April 17, 2017, filed on April 17, 2017.

6.             The Company’s Current Report on Form 8-K, dated April 18, 2017, filed on April 19, 2017.

7.             The Company’s Current Report on Form 8-K, dated June 1, 2017, filed on June 5, 2017.